UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 7, 2004


                              BIG FLASH CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-31187                 87-0638336
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


            56 West 400 South, Suite #220, Salt Lake City, Utah 84101
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, including Area Code:  (801) 322-3401



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Item 4.       Changes in Registrant's Certifying Accountant

     On June 7, 2004, our Board of Directors unanimously approved a resolution to dismiss Jack F. Burke, Jr., Certified Public Accountant, from his position as our independent certifying accountant.

     The audit report of Jack F. Burke, Jr. for the period ended July 31, 2000, contained a modification expressing substantial doubt as to Company's ability to continue as a going concern. The audit report contained no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. In connection with his audit from July 27, 1999, the date of inception, through July 31, 2000, review of unaudited financial statements through July 31, 2000, and through the date of dismissal on June 7, 2004, there have been no disagreements with Jack F. Burke, Jr. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Jack F. Burke, Jr., would have caused them to make reference thereto on the financial statements.

     During the two most recent fiscal years and through June 7, 2004 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided Jack F. Burke, Jr. a copy of this Form 8-K and requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Jack F. Burke, Jr. agrees with the above statements. A copy of the letter provided to us by Jack F. Burke, Jr. in response to this request is filed as Exhibit 16.1 to this Form 8-K.

     Also on June 7, 2004, our Board of Directors unanimously approved a resolution to engage Chisholm, Bierwolf & Nilson, Certified Public Accountants, to audit our financial statements for the fiscal years ended December 31, 2000, 2001, 2002 and 2003. During the two most recent fiscal years and through June 7, 2004, we have not consulted with Chisholm, Bierwolf & Nilson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 5.       Other Events and Regulation FD Disclosure

     Also on June 7, 2004, the Board clarified that our fiscal year end is December 31. The Board further resolved to cause to be prepared and filed with the SEC as soon as practical all annual and periodic reports from September 30, 2000 to the present.

Item 7.       Financial Statements and Exhibits

         (c)  Exhibits

              16.1    Letter regarding change in certifying accountant



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 8, 2004                         BIG FLASH CORPORATION




                                  By:      /S/   EDWARD F. COWLE
                                      ------------------------------------------
                                           Edward F. Cowle, President


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